UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 20, 2004


                            BRANDPARTNERS GROUP INC.
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


         DELAWARE                           0-16530                13-3236325
         --------                           -------                ----------
(STATE OR OTHER JURISDICTION)       (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
    OF INCORPORATION)                                            IDENTIFICATION)


                       10 MAIN STREET, ROCHESTER, NH 03839

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 732-3999
                                                           --------------


                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))





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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 20, 2004, the Registrant's (the "Company") certified accountants, Goldstein and Morris Certified Public Accountants, P.C. ("Goldstein and Morris") resigned as they no longer had the resources available to service the account.

         Goldstein and Morris was previously appointed as the Company's certifying accountants on February 18, 2004, and had audited the Company's consolidated balance sheets as of December 31, 2003 and 2002, and the related consolidated statements of operations, changes in stockholders equity (deficit) and cash flows for the years ended December 31, 2003, 2002 and 2001. Goldstein and Morris' reports on the financial statements of the Company for its fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         During the period in which Goldstein and Morris audited the Company's financial statements and the interim period in which Goldstein and Morris served as the Company's certifying accountants, there were no disagreement(s) with Goldstein and Morris on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Goldstein and Morris, would have caused Goldstein and Morris to make reference to the subject matter of such disagreement(s) in connection with its audit report. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided Goldstein and Morris with a copy of the disclosures contained herein and requested Goldstein and Morris to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Goldstein and Morris agrees with the above statements, and if not, the respects in which it does not agree. The Company will file the letter requested from Goldstein and Morris by amendment to this report if provided.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
         (c)      Exhibits
                  EXHIBIT NO.   DESCRIPTION
                  16.1          Letter from Goldstein and Morris Certified
                                Public Accountants, P.C.








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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 22, 2004
                                         BRANDPARTNERS GROUP, INC.
                                         (Registrant)

                                          /S/JAMES F. BROOKS
                                          ------------------
                                         James F. Brooks
                                         CHIEF EXECUTIVE OFFICER AND PRESIDENT














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